UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2017

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on November 15, 2015, Bouchet & Co., a consulting firm, filed a lawsuit against the Company captioned Bouchet & Co. v. Commercial Vehicle Group, Inc., Case Number 1:15-CV-10333 in the United States District Court for the Northern District of Illinois, alleging two causes of actions. First, the plaintiff asserted a breach of contract claim, alleging that the Company breached an agreement signed on October 2, 2014 (the “Agreement”) and refused to pay plaintiff’s fees as set forth in the Agreement. In the breach of contract claim, the plaintiff sought compensatory damages in the amount of $2.5 million. Second, the plaintiff asserted a promissory fraud cause of action. Under this claim, the plaintiff alleged that the Company committed fraud by promising to pay a fee to the plaintiff that the Company had no intention of paying. In the promissory fraud claim, the plaintiff sought punitive damages, post judgment interest, and any other costs awarded by the Court. On October 24, 2016, the Court granted plaintiff’s motion for partial summary judgment on the breach of contract claim. Specifically, the Court held that the Company was liable for breach of contract, but reserved the issue of damages for the jury. The Court also denied the plaintiff’s motion for partial summary judgment on the promissory fraud claim, holding that liability on that claim would be a matter for the jury at trial.

On May 4, 2017, the parties reached a settlement agreement whereby the Company paid $3.3 million to the plaintiff in return for a dismissal of the lawsuit with prejudice and a complete release of any and all claims arising from the relationship giving rise to the claims.

Item 2.02. Results of Operations and Financial Condition.

On May 4, 2017, Commercial Vehicle Group, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing earnings for the first quarter ended March 31, 2017.

The information, including exhibit 99.1 hereto, the registrant furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 8.01.     Other Events.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	First quarter ended March 31, 2017 earnings press release dated May 4, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

May 4, 2017	By:	/s/ C. Timothy Trenary
	Name:	C. Timothy Trenary
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First quarter ended March 31, 2017 earnings press release dated May 4, 2017.